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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): August 30, 2005

          CWALT, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of August 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-44, Mortgage Pass-Through
                        Certificates, Series 2005-44).

                                  CWALT, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-125902              87-0698307
----------------------------          -----------          -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)

             4500 Park Granada
           Calabasas, California                      91302
           ---------------------                   ------------
           (Address of principal                    (Zip Code)
            executive offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8    -    Other Events

Item 8.01         Other Events.
                  -------------


     On August 30, 2005, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Mortgage Pass-Through Certificates, Series 2005-44.


Mortgage Loan Statistics
------------------------

     The statistical information regarding the Mortgage Loans in loan group 1 that was contained in the related Prospectus Supplement, dated August 29, 2005, was based on a Statistical Calculation Pool of Statistical Mortgage Loans. The Tables annexed hereto as Exhibit 99.1 contain certain statistical information regarding the Mortgage Loans in loan group 1 that were actually purchased on the Closing Date by the Company and assigned to the Trustee.


     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans in loan group 1 as of the Initial Cut-off Date and annexed hereto as Exhibit
99.1. Other than with respect to rates of interest, all percentages in the Tables were calculated based on the aggregate Stated Principal Balance of the Mortgage Loans in loan group 1 as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding. In addition, each weighted average FICO credit score set forth below has been calculated without regard to any Mortgage Loan in loan group 1 for which the FICO credit score is not available.


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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated July 25, 2005 and the Prospectus Supplement dated August 29, 2005 of CWALT, Inc., relating to its CWALT, Inc. Mortgage Pass-Through Certificates, Series 2005-44.

                                      3

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Section 9    -    Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    --------------------------------

         Not applicable.

(c) Exhibits.
    ---------

         Exhibit No.       Description
         -----------

         99.1     Collateral Tables related to loan group 1


                                      4
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWALT, INC.



                                  By: /s/ Darren Bigby
                                  --------------------
                                      Darren Bigby
                                      Vice President


Dated:  September 13, 2005



                                      5

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                                 Exhibit Index
                                 -------------



Exhibit No.            Description
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99.1                   Collateral Tables related to loan group 1